Exhibit 99.1

Maison Solutions Inc.

Post-Acquisition Webinar Transcript[1]

April 19, 2024

Steven Shinmachi:

Hello everyone. Thank you very much for joining us today for the Maison Solutions Arizona Acquisition Informational Webinar. My name is Steven Shinmachi, and I am one of the IR advisors for Maison Solutions. With me today is Maison Solutions’ Vice President of Corporate Development and Strategy, Chris Zhang. The format today will be a presentation by Chris followed by a Q&A session. Chris will be answering questions both investors and media have already posed to Maison Solutions. If you have additional questions, please share them via email to MSS@gateway-grp.com. This is certainly an exciting milestone event for the company and one that will surely elevate the corporate profile of Maison Solutions. With that, I’ll now turn the mic over to Chris, Vice President of Corporate Development and Strategy of Maison Solutions. Chris?

Chris Zhang: (slide one)

Thank you for the introduction, Steven. Today, I will be sharing more information about our exciting recent business acquisition in Arizona and expansion of our geographic footprint.

Chris Zhang: (slide two)

Before we begin, please note that statements made during this webinar and included in this presentation will include forward-looking statements. Any statement that refers to expectations, projections or characterizations of future events, including future financial performance, the anticipated benefits of the acquisition, business strategies and potential strategic alternatives, is a forward-looking statement. Such forward-looking statements are subject to numerous assumptions, uncertainties, and known or unknown risks, which could cause actual results to differ materially from the expectations and assumptions discussed here today. We caution you that these forward-looking statements are neither promises nor guarantees and are only made as of the date of this webinar. This slide provides a disclaimer regarding such forward-looking statements included in today’s presentation. Please take a moment to read through this slide at your leisure.

Chris Zhang: (slide three)

Ok, now let’s dive into it. On April 8th, Maison Solutions completed the acquisition of Lee Lee Oriental Supermart, Inc., a prominent three-store supermarket chain operating under the name, Lee Lee International Supermarkets, in the greater metropolitan areas of Phoenix and Tucson, Arizona. This strategic move represents Maison’s inaugural expansion beyond California’s borders, an exciting phase of growth for the brand, our mission, and our commitment to serving the diverse Asian communities. The acquisition, totaling $22.2 million, included a $7.0 million cash payment made upon closing, with the remainder of the purchase price to be disbursed over a 10-month period through a secured note agreement. Further details regarding the transaction can be found in our Form 8-K filing with the SEC on April 10th.

1 Maison Solutions Inc. has made efforts to provide an accurate transcription of the webinar. There may be errors, omissions, or inaccuracies in the reporting of the transcript of the webinar. This transcript is being made available for information purposes only. A recording of the webinar is available for replay via the investor relations section of the Company's website at https://investors.maisonsolutionsinc.com.

More importantly, this acquisition marks a substantial financial milestone for Maison Solutions, as this strategic deal injects an additional $76 million in annual revenue. With the addition of these three profitable locations, our store portfolio expands from 4 to now 7 operating stores, effectively doubling our top-line revenue. What’s particularly encouraging is the consistent profitability demonstrated by these acquired stores over the past three years. Looking ahead, we anticipate continued success with projections indicating profitability across these three stores for the full year 2023. I will dive deeper into this point later, but profitability is a major criterion we take into consideration when exploring M&A opportunities. We remain committed to ensuring that our M&A endeavors align with our long-term growth objectives and commitment.

Additionally, the Lee Lee International Supermarket brand has cultivated an esteemed reputation over its nearly three-decade presence and operations in Arizona. With a strong foothold across three cities, Lee Lee International has garnered a loyal following and has solidified its position as a trusted destination for diverse communities. In a strategic move aimed at preserving this legacy, Maison Solutions has opted to retain the brand name and keep intact the existing upper and lower management, as well as the staff. This decision was pivotal, yet evidently necessary, in reaffirming our commitment to effectively serving the existing, loyal customer base that has supported the Lee Lee International brand over the years, while staying true to our mission to cater to the underserved Asian populations. By maintaining the successful elements of Lee Lee International Supermarket, we aim to not only sustain its historical success but also introduce innovative solutions that enhance the customer experience, ultimately driving the financial growth of Lee Lee Supermart and Maison Solutions. We intend to implement certain operational improvements, which include the enhancement of store operations and supply chain centralization, our strategic ownership stake in Dai Cheong Trading Company provides a valuable avenue for cost-efficient supply chain operations across not only Lee Lee International but all of our stores, further bolstering our commitment to efficiency and quality service.

Chris Zhang: (slide four)

Taking a deeper look at each individual location, the three acquired stores are located across Chandler, Peoria, and Tucson, Arizona. Originating in Chandler in 1999, Lee Lee International Supermarket began expanding into Peoria and Tucson, predominantly driven by the exponential growth of the Asian population within these cities and the broader state, something I will touch on in the next slide. Revenues, based on the most recent tax returns, for full year 2022 totaled $34.8 million, $25.2 million, and $17.1 million across the Chandler, Peoria, and Tucson stores, respectively. Though full year 2023 audits are not yet complete, preliminary assessments suggest that 2023 revenues are on track to parallel those of 2022, clearly underscoring the stability of these locations and the potential for sustained growth. Notably, profitability remains a cornerstone criterion in our M&A approach, with each of these acquired stores demonstrating consistent profitability over the past three years. Additionally, I’d like to highlight that the ownership of fully paid-off equipment outside of 3 trash compactors at the locations, presents Maison Solutions with a unique advantage – which will allow us to seamlessly introduce and implement innovative retail solutions such as tech investment and SKU updates aimed at enhancing the customer experience, freeing us from concerns around additional costs that could otherwise hinder such initiative.

Chris Zhang: (slide five)

Now that we’ve gone through the significant financial advantages and benefits, I’d like to delve into the broader macro-level factors that drove our decision and why we view this addition as a strategic fit for our company.

First, is the evident synergies between Lee Lee International and our own Hong Kong Good Fortune Stores. Both entities cater to the same target demographic and offer similar product lines, which establishes a solid foundation for leveraging the aforementioned partnership with Dai Cheong Trading Company. Through this partnership, we can implement a centralized supply chain strategy which ensures the consistent quality and commitment seen across the Maison Solutions umbrella. Moreover, this alignment opens doors to numerous cross-selling opportunities, bolstered by increased economies of scale and purchasing power, which we are confident will be reflected in our financial statements. This is an opportunity for Lee Lee International to efficiently evolve its operations, which in turn would increase its margins.

Outside of these synergies, Arizona has experienced favorable macro-level trends shaping Arizona’s Asian demographic landscape. Over the past decade between 2010 and 2022, the state saw over 51% increase in the Asian population. More particularly, Maricopa County, home to Chandler and Peoria, and Pima County, which houses Tucson, saw a 51% and 20% rise in its Asian population during this period, respectively. Chandler in particular, boasts the highest concentration of Asian residents in Arizona, comprising nearly of 12% of the total population in 2020. This demographic expansion has not only bolstered the financial performance and profitability of the three store locations over the years, but also underscores the anticipated sustainability of its balance sheet moving forward.

Furthermore, we believe Arizona’s growth trajectory shows no signs of slowing down, with promising prospects for continued financial expansion in these areas. A significant catalyst on the horizon is the recent expansion of Taiwan Semiconductor Manufacturing Company, or TSMC, into Arizona, with production of its first fabrication out of three set to commence in the first half of 2025. As Lee Lee International holds the dominant position within the Asian supermarket sector in the state, the anticipated surge in foot traffic presents an opportune moment for sales growth. In preparation, Maison has already initiated preliminary measures and plans to enhance the technological and operational capabilities of Lee Lee International to enhance the customer experience.

Beyond this, Maricopa County experienced a notable GDP growth rate of 4.1% in 2022, which outpaced the national average of 1.9%, and experienced accelerated wage and population growth compared to the rest of the country. These macro-level opportunities position Lee Lee International favorably for continued financial expansion, thereby enhancing the overall financial health of Maison Solutions.

Chris Zhang: (slide six)

Before we transition into Q&A, I’d like to briefly touch on our M&A strategy. Looking ahead, we envision M&A as an integral component of our strategic roadmap and have defined a clear vision and commitment aligned with our core values.

Foremost among our considerations is profitability, with a strong emphasis placed on incorporating profitable stores into our portfolio to sustain Maison Solutions’ own journey towards financial growth.

In addition, given the target demographic of our HK Good Fortune stores, we prioritize opportunities in areas experiencing rapid growth within the underserved Asian demographic. By targeting regions with these growing Asian populations, we aim to capitalize on the synergistic opportunities that align seamlessly with Maison Solutions’ brand, vision, and values.

We also place great value on acquiring businesses with a loyal brand and customer base. This strategic focus allows us to identify and address operational inefficiencies and leverage our retail solutions to enhance the overall customer experience. Through targeted improvements and innovations, we seek to drive sales and foster growth for our acquired locations, while further solidifying Maison’s position within the market.

Chris Zhang: (slide seven)

This concludes the informational portion of today’s discussion. We will now move into the Q&A session.

Steven Shinmachi:

Thank you, Chris. As Chris mentioned, we will now begin the Q&A session.

First question - You mentioned that Maison Solutions will retain the Lee Lee International Supermarket name across all three stores and the current management will remain in place. Can you expand on the reasoning behind these decisions?

Chris Zhang:

Sure, that’s a good question. I believe I briefly mentioned this during the presentation, but not only will we retain the Lee Lee brand name and the management, but the most important reason is from the customers’ perspective. Because Lee Lee has been in the business within Arizona for over three decades and there is a loyal customer base, we want to continue this journey to make sure customers are continuing to experience the same and better experience within the store. Hopefully they continue this feeling of home since they have been shopping at Lee Lee for so many years. The other reason is, from the company’s long-term vision, we always consider Maison as not only a grocery operator, but more of a retail solutions provider. Our vision is to combine our expertise in retail operations and knowledge of technologies in the retail space to help more retail businesses outside of our Hong Kong Good Fortune Supermarket brand.

Steven Shinmachi:

Thank you, Chris. Second question - Are there certain changes that Maison Solutions will be making to the acquired stores in the short and long term?

Chris Zhang:

Certainly. After we acquired the stores, we are going to do a full set of assessments to see what changes we can do to make it better. Of course, with both California stores and Arizona stores that are not too far away from each other, we certainly want to implement more cost efficient supply chain strategies – for example a centralized buying initiative. Also, we will look to adjust the SKU offering to bring more popular and welcomed brands and products into Lee Lee to further enrich the product offering.

Steven Shinmachi

Thank you, Chris. And you mentioned supply chain operations part. Can you dive deeper into how the supply chain of the three Lee Lee International stores will be affected through this acquisition?

Chris Zhang:

Sure. As mentioned earlier, one of the key initiatives after the Lee Lee acquisition is to improve the supply chain and centralized buy is a very important step to improve that. With a central buy model, we will have a greater advantage on pricing and also potentially save during logistics and transportation. Not everything will be changed though. I believe certain things that Lee Lee is currently doing in the short term will probably remain. In the long run, we will see where there are opportunities to improve, and we will continue to improve it, hopefully create greater synergies between California stores and Arizona stores.

Steven Shinmachi

Thanks, Chris. Moving on, is there another location under the Maison Solutions umbrella in Arizona currently outside of the three acquired locations?

Chris Zhang:

So, these three acquired stores are the first three stores that we own in the state of Arizona. So right now, there are no other stores under the Maison Solutions umbrella. However, we will continue to explore promising opportunities where there’s an underserved Asian community and the population growth is either rapid or already a strong population presence. If that opportunity comes up, we will certainly take a serious look.

Steven Shinmachi:

Great, the next question will be around the M&A strategy and outlook going forward. Could you expand upon the M&A strategy you mentioned on the last slide?

Chris Zhang:

Sure. Expanding or growing our company through M&A has always been a core strategy to us. As mentioned earlier, one of the most important considerations is profitability, because growing through mergers and acquisitions – meaning when you acquire an existing store, it’s relatively easier to bring it back to full operations after the acquisition comparing to building a brand new store from scratch. Also, the acquisition gives us an opportunity to generate positive financial impact right away. That is why profitability is key to this strategy. Another important one is location. Because the entire supermarket business largely, I would say, is a location business. You want to find a location, as mentioned earlier, that already has a large or strong Asian community, or the Asian population is rapidly growing and see that population is underserved. These are the main criteria when selecting M&A targets.

Steven Shinmachi:

Lastly, are there any acquisition targets currently in the pipeline?

Chris Zhang:

Well, I cannot disclose any information here; however, as I always say, M&A is a core strategy for our growth. So, that means, we constantly look for promising opportunities to expand through that strategy. Again, if there is a good location and the store is profitable, we certainly will take a serious look and perhaps move forward if we see this is a good opportunity.

Steven Shinmachi:

Thank you, Chris. This concludes the Q&A session and the post-acquisition webinar. If your question was not answered, or if you have any additional questions, please contact MSS@gateway-grp.com shown on the screen now, and we are happy to answer any questions. Thank you very much.